Exhibit 21.1
SUBSIDIARIES

JURISDICTION OF
NAME	ORGANIZATION
Advantage Rehabilitation Clinics, Inc.	Massachusetts
American Transitional Hospitals, Inc.	Delaware
Argosy Health, LLC	Delaware
Athens Sports Medicine Clinic, Inc.	Georgia
C.E.R. — West, Inc.	Michigan
Caritas Rehab Services, LLC	Kentucky
Cedar Cliff Acquisition Corporation	Delaware
Community Rehab Centers of Massachusetts, Inc.	Massachusetts
Crowley Physical Therapy Clinic, Inc.	Louisiana
Dade Physical Therapy Rehab, Inc.	Florida
Douglas Avery & Associates, Ltd.	Virginia
Eagle Rehab Corporation	Delaware
Eagle Rehab Corporation	Washington
Elizabethtown Physical Therapy, P.S.C.	Kentucky
Elk County Physical Therapy, Inc.	Pennsylvania
Fine, Bryant & Wah, Inc.	Maryland
Garrett Rehab Services, LLC	Maryland
Georgia Physical Therapy, Inc.	Georgia
GP Therapy, L.L.C.	Georgia
Gulf Breeze Physical Therapy, Inc.	Florida
HealthSouth/Baptist Health Sports Medicine & Rehabilitation Center, LLC	Alabama
HealthSouth Rehabilitation Center of Connecticut Limited Partnership	Alabama
Indianapolis Physical Therapy and Sports Medicine, Inc.	Indiana
Intensiva Healthcare Corporation	Delaware
Intensiva Hospital of Greater St. Louis, Inc.	Missouri
Jeff Ayres, PT Therapy Center, Inc.	Kentucky
Jeffersontown Physical Therapy, LLC	Kentucky
Johnson Physical Therapy, Inc.	Ohio
Joyner Sportsmedicine Institute, Inc.	Pennsylvania
Kentucky Orthopedic Rehabilitation, LLC	Delaware
Kentucky Rehabilitation Services, Inc.	Kentucky
Kessler Care Center at Cedar Grove, Inc.	New Jersey
Kessler Core PT, OT and Speech Therapy at New York, LLC	New York
Kessler Institute for Rehabilitation, Inc.	New Jersey
Kessler Orthotic & Prosthetic Services, Inc.	Delaware
Kessler Professional Services, LLC	Delaware
Kessler Rehab Centers, Inc.	Delaware
Kessler Rehabilitation Corporation	Delaware
Kessler Rehabilitation Services, Inc.	New Jersey

JURISDICTION OF
NAME	ORGANIZATION
Louisville Physical Therapy, P.S.C.	Kentucky
Madison Rehabilitation Center, Inc.	Connecticut
MCA Sports of Amarillo, Inc.	Texas
Metropolitan West Physical Therapy and Sports Medicine Services, Inc.	Massachusetts
Metro Rehabilitation Services, Inc.	Michigan
Metro Therapy, Inc.	New York
MKJ Physical Therapy, Inc.	Massachusetts
New England Rehabilitation Center of Southern New Hampshire, Inc.	New Hampshire
New York Physician Services, P.C.	New York
North Andover Physical Therapy, P.C.	Massachusetts
NovaCare Occupational Health Services, Inc.	Delaware
NovaCare Outpatient Rehabilitation East, Inc.	Delaware
NovaCare Outpatient Rehabilitation, Inc.	Kansas
NovaCare Rehabilitation, Inc.	Minnesota
NovaCare Rehabilitation of Ohio, Inc.	Ohio
Ocala Regional Physical Therapy Center, Ltd.	Florida
Ohio Occupational Health, P.C., Inc.	Ohio
Pacific Rehabilitation & Sports Medicine, Inc.	Delaware
Partners in Physical Therapy, PLLC	Kentucky
Penn State Hershey Rehabilitation, LLC	Delaware
Philadelphia Occupational Health, P.C.	Pennsylvania
PR Acquisition Corporation	California
Pro Active Therapy of Greenville, Inc.	North Carolina
Pro Active Therapy of North Carolina, Inc.	North Carolina
Pro Active Therapy of South Carolina, Inc.	South Carolina
Pro Active Therapy of Virginia, Inc.	Virginia
Pro Active Therapy, Inc.	North Carolina
Professional Sports Care Management, Inc.	Delaware
Professional Therapeutic Services, Inc.	Ohio
Professional Therapy Systems, Inc.	Tennessee
PTSMA, Inc.	Connecticut
Raffles Insurance Limited	Cayman Islands
RCI (Michigan), Inc.	Delaware
RCI (WRS), Inc.	Delaware
RehabClinics (GALAXY), Inc.	Illinois
RehabClinics (PTA), Inc.	Delaware
RehabClinics (SPT), Inc.	Delaware
RehabClinics, Inc.	Delaware
Rehabilitation Center of Washington, D.C., Inc.	Delaware
Rehabilitation Hospital of Vancouver, LLC	Delaware
Rehabilitation Institute of Denton, LLC	Delaware
Rehabilitation Institute of North Texas, LLC	Delaware
Rehabilitation Physician Services, P.C.	New Jersey

JURISDICTION OF
NAME	ORGANIZATION
Rehab Provider Network — East I, Inc.	Delaware
Rehab Provider Network — East II, Inc.	Maryland
Rehab Provider Network — Indiana, Inc.	Indiana
Rehab Provider Network — Michigan, Inc.	Michigan
Rehab Provider Network — New Jersey, Inc.	New Jersey
Rehab Provider Network — Ohio, Inc.	Ohio
Rehab Provider Network — Pennsylvania, Inc.	Pennsylvania
Rehab Provider Network of Colorado, Inc.	Colorado
Rehab Provider Network of Florida, Inc.	Florida
Rehab Provider Network of New Mexico, Inc.	New Mexico
Rehab Provider Network of North Carolina, Inc.	North Carolina
Rehab Provider Network of South Carolina, Inc.	Delaware
Rehab Provider Network of Texas, Inc.	Texas
Rehab Provider Network of Virginia, Inc.	Delaware
RPN of NC, Inc.	Delaware
S.T.A.R.T., Inc.	Massachusetts
Select Employment Services, Inc.	Delaware
Select Hospital Investors, Inc.	Delaware
Select Medical Charitable Foundation	Delaware
Select Medical Corporation	Delaware
Select Medical Holdings Corporation	Delaware
Select Medical of Kentucky, Inc.	Delaware
Select Medical of Maryland, Inc.	Delaware
Select Medical of New York, Inc.	Delaware
Select Medical Property Ventures, LLC	Delaware
Select Medical Rehabilitation Clinics, Inc.	Delaware
Select Medical Rehabilitation Services, Inc.	Delaware
Select NovaCare — KOP, Inc.	Nevada
Select NovaCare — PBG, Inc.	New York
Select NovaCare — PIT, Inc.	Arizona
Select Physical Therapy Holdings, Inc.	Delaware
Select Physical Therapy Limited Partnership for Better Living	Delaware
Select Physical Therapy Network Services, Inc.	Delaware
Select Physical Therapy of Albuquerque, Ltd.	Alabama
Select Physical Therapy of Birmingham, Ltd.	Alabama
Select Physical Therapy of Blue Springs Limited Partnership	Alabama
Select Physical Therapy of Cave Springs Limited Partnership	Alabama
Select Physical Therapy of Chicago, Inc.	Illinois
Select Physical Therapy of Colorado Springs Limited Partnership	Alabama
Select Physical Therapy of Denver, Ltd.	Alabama
Select Physical Therapy of Green Bay Limited Partnership	Alabama
Select Physical Therapy of Illinois Limited Partnership	Alabama
Select Physical Therapy of Kendall, Ltd.	Alabama

JURISDICTION OF
NAME	ORGANIZATION
Select Physical Therapy of Knoxville Limited Partnership	Alabama
Select Physical Therapy of Las Vegas Limited Partnership	Alabama
Select Physical Therapy of Lorain Limited Partnership	Alabama
Select Physical Therapy of Louisville, Ltd.	Alabama
Select Physical Therapy of Michigan, Inc.	Delaware
Select Physical Therapy of Ohio Limited Partnership	Alabama
Select Physical Therapy of Portola Valley Limited Partnership	Alabama
Select Physical Therapy of Scottsdale Limited Partnership	Alabama
Select Physical Therapy of St. Louis Limited Partnership	Alabama
Select Physical Therapy of West Denver Limited Partnership	Alabama
Select Physical Therapy Orthopedic Services, Inc.	Delaware
Select Physical Therapy Texas Limited Partnership	Alabama
Select Provider Networks, Inc.	Delaware
Select Rehabilitation Hospital — Hershey, Inc.	Delaware
Select Software Ventures, LLC	Delaware
Select Specialty — Downriver, LLC	Delaware
Select Specialty Hospital — Akron/SHS, Inc.	Delaware
Select Specialty Hospital — Ann Arbor, Inc.	Missouri
Select Specialty Hospital — Arizona, Inc.	Delaware
Select Specialty Hospital — Augusta, Inc.	Delaware
Select Specialty Hospital — Baton Rouge, Inc.	Delaware
Select Specialty Hospital — Battle Creek, Inc.	Missouri
Select Specialty Hospital — Beech Grove, Inc.	Missouri
Select Specialty Hospital — Bloomington, Inc.	Delaware
Select Specialty Hospital — Brevard, Inc.	Delaware
Select Specialty Hospital — Broward, Inc.	Delaware
Select Specialty Hospital — Central Detroit, Inc.	Delaware
Select Specialty Hospital — Central Pennsylvania, L.P.	Delaware
Select Specialty Hospital — Charleston, Inc.	Delaware
Select Specialty Hospital — Cincinnati, Inc.	Missouri
Select Specialty Hospital — Colorado Springs, Inc.	Delaware
Select Specialty Hospital — Columbia, Inc.	Delaware
Select Specialty Hospital — Columbus, Inc.	Delaware
Select Specialty Hospital — Columbus/East, Inc.	Delaware
Select Specialty Hospital — Columbus/University, Inc.	Missouri
Select Specialty Hospital — Conroe, Inc.	Delaware
Select Specialty Hospital — Dallas, Inc.	Delaware
Select Specialty Hospital — Danville, Inc.	Delaware
Select Specialty Hospital — Denver, Inc.	Delaware
Select Specialty Hospital — Des Moines, Inc.	Delaware
Select Specialty Hospital — Durham, Inc.	Delaware
Select Specialty Hospital — Eastern Iowa, Inc.	Delaware
Select Specialty Hospital — Erie, Inc.	Delaware

JURISDICTION OF
NAME	ORGANIZATION
Select Specialty Hospital — Evansville, Inc.	Missouri
Select Specialty Hospital — Evansville, LLC	Delaware
Select Specialty Hospital — Flint, Inc.	Missouri
Select Specialty Hospital — Fort Smith, Inc.	Missouri
Select Specialty Hospital — Fort Wayne, Inc.	Missouri
Select Specialty Hospital — Gainesville, Inc.	Delaware
Select Specialty Hospital — Greensboro, Inc.	Delaware
Select Specialty Hospital — Grosse Pointe, Inc.	Delaware
Select Specialty Hospital — Gulf Coast, Inc.	Mississippi
Select Specialty Hospital — Honolulu, Inc.	Hawaii
Select Specialty Hospital — Houston, Inc.	Delaware
Select Specialty Hospital — Houston, L.P.	Delaware
Select Specialty Hospital — Huntsville, Inc.	Delaware
Select Specialty Hospital — Indianapolis, Inc.	Delaware
Select Specialty Hospital — Jackson, Inc.	Delaware
Select Specialty Hospital — Jefferson County, Inc.	Delaware
Select Specialty Hospital — Johnstown, Inc.	Missouri
Select Specialty Hospital — Kalamazoo, Inc.	Delaware
Select Specialty Hospital — Kansas City, Inc.	Missouri
Select Specialty Hospital — Knoxville, Inc.	Delaware
Select Specialty Hospital — Lake, Inc.	Delaware
Select Specialty Hospital — Lancaster, Inc.	Delaware
Select Specialty Hospital — Lansing, Inc.	Delaware
Select Specialty Hospital — Laurel Highlands, Inc.	Delaware
Select Specialty Hospital — Leon, Inc.	Delaware
Select Specialty Hospital — Lexington, Inc.	Delaware
Select Specialty Hospital — Little Rock, Inc.	Delaware
Select Specialty Hospital — Little Rock/BMC, Inc.	Delaware
Select Specialty Hospital — Longview, Inc.	Delaware
Select Specialty Hospital — Louisville, Inc.	Delaware
Select Specialty Hospital — Macomb County, Inc.	Missouri
Select Specialty Hospital — Madison, Inc.	Delaware
Select Specialty Hospital — McKeesport, Inc.	Delaware
Select Specialty Hospital — Memphis, Inc.	Delaware
Select Specialty Hospital — Midland, Inc.	Delaware
Select Specialty Hospital — Milwaukee, Inc.	Delaware
Select Specialty Hospital — Nashville, Inc.	Delaware
Select Specialty Hospital — Newark, Inc.	Delaware
Select Specialty Hospital — North Atlanta, Inc.	Delaware
Select Specialty Hospital — North Knoxville, Inc.	Missouri
Select Specialty Hospital — Northeast New Jersey, Inc.	Delaware
Select Specialty Hospital — Northeast Ohio, Inc.	Missouri
Select Specialty Hospital — Northwest Detroit, Inc.	Delaware

JURISDICTION OF
NAME	ORGANIZATION
Select Specialty Hospital — Northwest Indiana, Inc.	Missouri
Select Specialty Hospital — Oklahoma City, Inc.	Delaware
Select Specialty Hospital — Oklahoma City/East Campus, Inc.	Missouri
Select Specialty Hospital — Omaha, Inc.	Missouri
Select Specialty Hospital — Orlando, Inc.	Delaware
Select Specialty Hospital — Palm Beach, Inc.	Delaware
Select Specialty Hospital — Panama City, Inc.	Delaware
Select Specialty Hospital — Paramus, Inc.	Delaware
Select Specialty Hospital — Pensacola, Inc.	Delaware
Select Specialty Hospital — Phoenix, Inc.	Delaware
Select Specialty Hospital — Pine Bluff, Inc.	Delaware
Select Specialty Hospital — Pittsburgh, Inc.	Missouri
Select Specialty Hospital — Pittsburgh/UPMC, Inc.	Delaware
Select Specialty Hospital — Plainfield, Inc.	Delaware
Select Specialty Hospital — Pontiac, Inc.	Missouri
Select Specialty Hospital — Quad Cities, Inc.	Delaware
Select Specialty Hospital — Reno, Inc.	Missouri
Select Specialty Hospital — Riverview, Inc.	Delaware
Select Specialty Hospital — Saginaw, Inc.	Delaware
Select Specialty Hospital — San Antonio, Inc.	Delaware
Select Specialty Hospital — Sarasota, Inc.	Delaware
Select Specialty Hospital — Savannah, Inc.	Delaware
Select Specialty Hospital — Sioux Falls, Inc.	Missouri
Select Specialty Hospital — South Dallas, Inc.	Delaware
Select Specialty Hospital — Springfield, Inc.	Delaware
Select Specialty Hospital — St. Lucie, Inc.	Delaware
Select Specialty Hospital — Tallahassee, Inc.	Delaware
Select Specialty Hospital — Topeka, Inc.	Missouri
Select Specialty Hospital — TriCities, Inc.	Delaware
Select Specialty Hospital — Tulsa, Inc.	Delaware
Select Specialty Hospital — Tupelo, Inc.	Delaware
Select Specialty Hospital — Western Michigan, Inc.	Missouri
Select Specialty Hospital — Western Missouri, Inc.	Delaware
Select Specialty Hospital — Wichita, Inc.	Missouri
Select Specialty Hospital — Wilmington, Inc.	Missouri
Select Specialty Hospital — Winston-Salem, Inc.	Delaware
Select Specialty Hospital — Youngstown, Inc.	Missouri
Select Specialty Hospital — Zanesville, Inc.	Delaware
Select Specialty Hospitals, Inc.	Delaware
Select Transport, Inc.	Delaware
Select Unit Management, Inc.	Delaware
SelectMark, Inc.	Delaware
SemperCare Hospital of Fort Myers, Inc.	Delaware

JURISDICTION OF
NAME	ORGANIZATION
SemperCare Hospital of Hartford, Inc.	Delaware
SemperCare Hospital of Lakeland, Inc.	Delaware
SemperCare Hospital of Lakewood, Inc.	Delaware
SemperCare Hospital of Mobile, Inc.	Delaware
SemperCare Hospital of Pensacola, Inc.	Delaware
SemperCare Hospital of Sarasota, Inc.	Delaware
SemperCare Hospital of Volusia, Inc.	Delaware
SemperCare Hospital of Washington, Inc.	Delaware
SemperCare, Inc.	Delaware
SLMC Finance Corporation	Delaware
Sports & Orthopedic Rehabilitation Services, Inc.	Florida
Sunrise Investments, LLC	Ohio
The Rehab Group, Inc.	Tennessee
The Rehab Group-Murfreesboro, LLC	Tennessee
TJ Corporation I, L.L.C.	Delaware
U.S. Regional Occupational Health II, P.C.	Pennsylvania
U.S. Regional Occupational Health II of New Jersey, P.C.	New Jersey
Victoria Healthcare, Inc.	Florida